CONVERTIBLE SENIOR NOTES, NET	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
CONVERTIBLE SENIOR NOTES, NET
NOTE 10     -     CONVERTIBLE SENIOR NOTES, NET

In October 2020, the Company issued $175,000 aggregate principal amount, 0% coupon rate, of convertible senior notes due 2025 and an additional $25,000 aggregate principal amount of such notes pursuant to the exercise in full of the over-allotment option of the initial purchasers (collectively, “Convertible Notes” or “Notes”).

The Convertible Notes are convertible based upon an initial conversion rate of 13.4048 of the Company’s ordinary shares per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $74.60 per ordinary share). The conversion rate will be subject to adjustment upon the occurrence of certain specified events. The Convertible Notes are senior unsecured obligations of the Company.

The Convertible Notes will mature on October 15, 2025, (the "Maturity Date"), unless earlier repurchased, redeemed or converted. Consequently, as of December 31, 2024, the Notes are classified as current liability. Prior to July 15, 2025, a holder may convert all or a portion of its Convertible Notes only under the following circumstances:

1.
During any calendar quarter commencing after the calendar quarter ending on March 31, 2021 (and only during such calendar quarter), if the last reported sale price of the Company’s ordinary shares for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

2.
During the five business day period after any 10 consecutive trading day period (“measurement period”) in which the trading price, determined pursuant to the terms of the Convertible Notes, per $1,000 principal amount of Convertible Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the ordinary shares and the conversion rate on each such trading day;

3.
If the Company calls such Convertible Notes for redemption in certain circumstances, at any time prior to the close of business on the second scheduled trading day immediately preceding the redemption date; or

4.	Upon the occurrence of specified corporate events.

On or after July 15, 2025 until the close of business on the second scheduled trading day immediately preceding the Maturity Date, a holder may convert its Convertible Notes at any time, regardless of the foregoing circumstances.

Upon conversion, the Company can pay or deliver cash, ordinary shares or a combination of cash and ordinary shares, at the Company’s election.

The Company may not redeem the notes prior to October 20, 2023, except in the event of certain tax law changes. The Company may, at any time and from time to time, redeem for cash all or any portion of the notes, at the Company's option, on or after October 20, 2023, if the last reported sale price of the Company`s ordinary shares has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which it delivers notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, (plus accrued and unpaid special interest (if any) to, but excluding, the redemption date).

Upon the occurrence of a Fundamental Change as defined in the Indenture, holders may require the Company to repurchase for cash all or any portion of their Convertible Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Convertible Notes, (plus accrued and unpaid special interest payable under certain circumstances set forth in the terms of the Convertible Notes (if any) to, but excluding, the fundamental change repurchase date). In addition, in connection with a make-whole fundamental change (as defined in the Indenture), or following the Company’s delivery of a notice of redemption, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or redemption, as the case may be.

As of December 31, 2023, condition 1 as stated above has been met, as the Company share price exceeded the abovementioned threshold. During the calendar quarter ending on March 31, 2024, the Notes are therefore convertible. Consequently, as of December 31, 2023, the Notes are classified as current liability

The adoption of ASU 2020-06 (see Note 2Q) resulted in the following changes to January 1, 2022 balance sheet:

•	An increase of $12,075 to liability for convertible senior notes, in the consolidated balance sheets, to reflect the full principal amount of the convertible notes outstanding net of issuance costs.

•
A reduction of $13,770 to additional paid-in capital, net of estimated income tax effects, to remove the equity component separately recorded for the conversion features associated with the convertible notes.

•	An increase to deferred tax assets, net of $1,444, to reflect the decrease in deferred tax liability relating to removal of the equity component stated above.

•	A cumulative-effect adjustment of $3,139, net of estimated income tax effects, to the balance of retained earnings.

During 2024, a principal amount of $18,505 senior convertible notes was converted into 154,215 Company’s ordinary shares at a conversion rate of 13.4048 and a cash payment of $18,506.

The net carrying amount of the Convertible Notes as of December 31, 2024 and December 31, 2023 are as follows:

	As of December 31,
	2 0 2 4	2 0 2 3
Principal amount	181,495	200,000
Unamortized issuance costs	(931)	(2,322)
Net carrying amount	180,564	197,678

Amortization of debt issuance costs related to the Convertible Notes amounted to $1,280, $1,284 and $1,282 for the years ended December 31, 2024, 2023 and 2022, respectively.

As of December 31, 2024, the total estimated fair value of the convertible senior notes was approximately $477,907. The fair value of the convertible senior notes is considered to be Level 2 within the fair value hierarchy and was determined based on quoted price of the convertible senior notes in an over-the-counter market.